EXHIBIT 99.1

SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This Seventh Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of August 31, 2011, by and between COMERICA BANK (“Bank”) and LYRIS, INC., LYRIS TECHNOLOGIES INC. and COMMODORE RESOURCES (NEVADA), INC. (each a “Borrower” and collectively, “Borrowers”).

RECITALS

     Borrowers and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of March 6, 2008, as amended from time to time, including by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of July 30, 2008, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 31, 2008, that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of June 19, 2009, that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of October 23, 2009, that certain Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of May 6, 2010 and that certain Sixth Amendment to Amended and Restated Loan and Security Agreement dated as of September 15, 2010 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. The following defined terms in Section 1.1 of the Agreement hereby are either added, amended or restated as follows:

        “Credit Extension” means each Advance, Non-Formula Advance or any other extension of credit by Bank to or for the benefit of Borrowers hereunder.

        “Guarantor” means William T. Comfort, III.

        “Guaranty” means that certain Limited Guaranty executed by Ty Comfort in favor of Bank dated as of the Seventh Amendment Effective Date.

        “New Equity” means cash proceeds received after the Seventh Amendment Effective Date from the sale or issuance of Borrower’s equity securities.

        “Non-Formula Advance” means a cash advance or cash advances under the Non-Formula Revolving Line.

        “Non-Formula Revolving Line” means a Credit Extension of up to Two Million Five Hundred Thousand Dollars ($2,500,000).

        “Non-Formula Revolving Maturity Date” means April 30, 2012.

        “Permitted Indebtedness” means:

               (a) Indebtedness of Borrowers in favor of Bank arising under this Agreement or any other Loan Document;

               (b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

               (c) Indebtedness not to exceed One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) in the aggregate in the aggregate in any fiscal year of Borrowers secured by a lien described in clause (c) of the defined term “Permitted Liens;” provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness at the time of financing;

               (d) Subordinated Debt;

               (e) Indebtedness to trade creditors incurred in the ordinary course of business;

               (f) Indebtedness of a Borrower to another Borrower;

               (g) Indebtedness not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate with respect to credit card debt incurred in the ordinary course of Borrowers’ business;

               (h) Indebtedness to Guarantor under the Reimbursement and Security Agreement; and

               (i) Extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the respective Borrower or its Subsidiary, as the case may be.

        “Permitted Liens” means the following:

               (a) Any Liens existing on the Closing Date and disclosed in the Schedule (excluding Liens to be satisfied with the proceeds of the Advances) or arising under this Agreement or the other Loan Documents;

               (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and for which the relevant Borrower maintains adequate reserves;

               (c) Liens not to exceed One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) in the aggregate (i) upon or in any Equipment acquired or held by a Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;

               (d) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase;

               (e) Licenses between Borrowers for the use of property in the ordinary course of business;

               (f) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Sections 8.5 or 8.9;

               (g) Liens in favor of other financial institutions arising in connection with a Borrower’s deposit accounts held at such institutions to secured standard fees for deposit services charged by, but not financing made available by such institutions, provided that Bank has a perfected security interest in the amounts held in such deposit accounts; and

               (h) Liens granted to Guarantor pursuant to the Reimbursement and Security Agreement.

        “Pledge Agreement” means that certain Pledge and Security Agreement executed by Guarantor in favor of Bank dated as of the Seventh Amendment Effective Date.

        “Pledged Collateral” has the meaning assigned in the Pledge Agreement.

        “Prime Referenced Rate Addendum” means that certain Amended and Restated Prime Referenced Rate Addendum to Amended and Restated Loan and Security Agreement dated as of June 19, 2009 attached hereto as EXHIBIT D.

        “Reimbursement and Security Agreement” means that certain Reimbursement and Security Agreement executed by Guarantor and Borrower as of the Seventh Amendment Effective Date

        “Revolving Line” means a Credit Extension of up to Two Million Five Hundred Thousand Dollars ($2,500,000) (inclusive of the ACH Sublimit, the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit and any amounts outstanding under the Foreign Exchange Sublimit).

        “Revolving Maturity Date” means April 30, 2012.

        “Seventh Amendment Effective Date” means August 31, 2011.

     2. Section 2.1(c) of the Agreement hereby is amended and restated in its entirety to read as follows:

        “(c) Advances Under Non-Formula Revolving Line.

               (i) Amount. Subject to and upon the terms and conditions of this Agreement Borrowers may request Non-Formula Advances in an aggregate outstanding amount not to exceed the Non-Formula Revolving Line. Each Non-Formula Advance must be in an amount equal to the lesser of Five Hundred Thousand Dollars ($500,000) or the amount that has not yet been drawn under the Non-Formula Revolving Line. Except as set forth in the Prime Referenced Rate Addendum attached hereto as EXHIBIT D, amounts borrowed pursuant to this Section 2.1(c) may be repaid and reborrowed at any time without penalty or premium prior to the Non-Formula Revolving Maturity Date, at which time all Non-Formula Advances under this Section 2.1(c) shall be immediately due and payable.

               (ii) Form of Request. Whenever Borrowers desire a Non-Formula Advance, Borrowers will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time (12:00 p.m. Pacific time for wire transfers), on the Business Day that the Non-Formula Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit C. Bank is authorized to make Non-Formula Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank’s discretion such Non-Formula Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any facsimile or telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrowers shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Non-Formula Advances made under this Section 2.1(c) to Borrowers’ deposit account.”

     3. Section 2.2 of the Agreement hereby is amended and restated in its entirety to read as follows:

        “2.2 Overadvances. If (i) the aggregate amount of the outstanding Advances exceeds the lesser of the Revolving Line or the Borrowing Base or (ii) the aggregate amount of the outstanding Non-Formula Advances exceeds the Non-Formula Revolving Line, at any time, Borrowers shall immediately pay to Bank, in cash, the amount of such excess.”

     4. Section 2.3(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

        “(a) Interest Rates.

                    (i) Advances. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding daily balance thereof, as set forth in the Prime Referenced Rate Addendum.

                    (ii) Non-Formula Advances. Except as set forth in Section 2.3(b), the Non-Formula Advances shall bear interest, on the outstanding daily balance thereof, as set forth in the Prime Referenced Rate Addendum.”

     5. New Section 3.2(c) hereby is added to the Agreement to read as follows:

        “(c) With respect to each Non-Formula Advance, Bank shall have received confirmation that that the Pledged Collateral has been deposited in Bank in an amount not less than all existing Non-Formula Advances and any new Non-Formula Advances being made. Notwithstanding the foregoing, the minimum aggregate balance of the Pledged Collateral shall not be less than (i) One Million Dollars ($1,000,000) plus (ii) the outstanding principal amount of the Non-Formula Advances. Provided however, if, from the Seventh Amendment Effective Date through February 28, 2012, no Event of Default has occurred under the Agreement, thereafter, the minimum aggregate balance of the Pledged Collateral shall not be less than the outstanding principal amount of the Non-Formula Advances.”

     6. New Section 4.5 hereby is added to the Agreement to read as follows:

        “4.5 Lock Box.

               (a) Each Borrower agrees that the Obligations shall be on a “remittance basis”. Each Borrower shall at its sole expense establish and maintain (and Bank, at Bank’s option, may establish and maintain at such Borrower’s expense):

                    (i) A United States Post Office lock box (the “Lock Box”), to which Bank shall have exclusive access and control. Borrower expressly authorizes Bank, from time to time, to remove the contents from the Lock Box, for disposition in accordance with this Agreement. Borrower agrees to notify all account debtors and other parties obligated to Borrower that all payments made to Borrower (other than payments by electronic funds transfer) shall be remitted, for the credit of Borrower, to the Lock Box, and Borrower shall include a like statement on all invoices; and

                    (ii) A non-interest bearing deposit account with Bank which shall be titled as designated by Bank (the “Dominion of Funds Account”) to which Bank shall have exclusive access and control. Borrower agrees to notify all account debtors and other parties obligated to Borrower that all payments made to Borrower by electronic funds transfer shall be remitted to the Dominion of Funds Account, and Borrower, at Bank’s request, shall include a like statement on all invoices. Borrower shall execute all documents and authorizations as required by Bank to establish and maintain the Lock Box and the Dominion of Funds Account.

               (b) Borrower shall hold in trust for Bank all amounts that Borrower receives despite the directions to make payments to the Lock Box or Dominion of Funds Account, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit into the Lock Box or Dominion of Funds Account, as applicable.

     All items or amounts which are remitted to the Dominion of Funds Account, or otherwise delivered by or for the benefit of a Borrower to Bank on account of partial or full payment of, or with respect to, any Collateral shall, on a daily basis, be applied to the payment of outstanding Advances or Non-Formula Advances, whether then due or not, with the balance, if any, deposited to Borrower’s operating account maintained at Bank. After the occurrence and during the continuance of an Event of Default, all items or amounts remitted to the Lock Box, the Dominion of Funds Account or that Bank has otherwise received shall, in Bank’s sole discretion, be applied to the payment of any Obligations, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion. Each Borrower agrees that Bank shall not be liable for any loss or damage which such Borrower may suffer as a result of Bank’s processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Each Borrower agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorney’s fees and INCLUDING CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK’S OWN NEGLIGENCE except to the extent (but only to the extent) caused by Bank’s gross negligence or willful misconduct.”

     7. Section 6.6 hereby is amended and restated in its entirety to read as follows:

        “6.6 Accounts. Borrower shall maintain all its depository and operating accounts with Bank and its primary investment accounts with Bank or Bank’s Affiliates (covered by satisfactory control agreements).”

     8. Section 6.7 of the Agreement hereby is amended and restated in its entirety to read as follows:

        “6.7 Financial Covenants. Borrowers shall at all times maintain the following financial ratios and covenants:

          (a) Three Month EBITDA. Measured monthly on a trailing three (3) month basis, EBITDA of not less than the following for the applicable periods:

Measuring Period Ending	Minimum Trailing Three (3) month EBITDA
7/31/11	($1,500,000)
8/31/2011	($1,400,000)
9/30/11	($1,350,000)
10/31/11	($750,000)
11/30/11	($350,000)
12/31/11 and thereafter	$50,000

               (b) Minimum Equity Event. Receipt by February 28, 2012 of New Equity of not less than Two Million Dollars ($2,000,000) from investors acceptable to Bank.”

     9. New Section 8.11 hereby is added to the Agreement as follows:

        “8.11 Guaranty. If any guaranty of all or a portion of the Obligations (a “Guaranty) ceases for any reason to be in full force and effect, or any guarantor fails to perform any obligation under any Guaranty or a security agreement securing any Guaranty (collectively, the “Guaranty Documents”), or any event of default occurs under any Guaranty Document or any guarantor revokes or purports to revoke a Guaranty, or any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth in any Guaranty Document or in any certificate delivered to Bank in connection with any Guaranty Document, or if any of the following occur with respect to the Guarantor (i) the circumstances described in Sections 8.3 or 8.6 or (ii) solely with respect to the “Pledged Collateral” as defined in the Guaranty Documents but not with respect to any other property of Guarantor, the circumstances described in Section 8.5.”

     10. The last sentence of Section 13.1 of the Agreement hereby is amended and restated in its entirety to read as follows:

        “Each Borrower appoints each other Borrower as its agent with all necessary power and authority to give and receive notices, certificates or demands for and on behalf of both Borrowers, to act as disbursing agent for receipt of any Advances or Non-Formula Advances on behalf of each Borrower and to apply to Bank on behalf of each Borrower for Advances or Non-Formula Advances, any waivers and any consents. This authorization cannot be revoked, and Bank need not inquire as to one Borrower’s authority to act for or on behalf of another Borrower.”

     11. The following defined term in Exhibit D to the Agreement (Prime Referenced Rate Addendum) hereby is amended and restated in its entirety to read as follows:

        “Applicable Margin” means (i) with respect to Advances, two and one half percent (2.50%) per annum, and (ii) with respect to Non-Formula Advances, one half of one percent (0.50%) per annum.

     12. Exhibit C to the Agreement hereby is replaced with Exhibit C attached hereto.

     13. Bank hereby waives Borrower’s violation of Section 6.7(b) of the Agreement as in effect prior to the Seventh Amendment Effective Date for the June 2011 and July 2011 measuring periods.

     14. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

     15. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

     16. Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that, except as expressly waived hereby, no Event of Default has occurred and is continuing.

     17. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

               (a) this Amendment, duly executed by each Borrower;

               (b) a Certificate of the Secretary of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

               (c) the Guaranty;

               (d) the Pledge Agreement;

               (e) a Subordination Agreement executed by Guarantor;

               (f) an amendment fee in the amount of Ten Thousand Dollars ($10,000);

               (g) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

               (h) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     18. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

LYRIS, INC.

By:	/s/Keith D. Taylor

Title:	Chief Financial Officer

LYRIS TECHNOLOGIES INC.

By:	/s/Keith D. Taylor

Title:	Chief Financial Officer

COMMODORE RESOURCES (NEVADA), INC.

By:	/s/Keith D. Taylor

Title:	Asst. Secretary

COMERICA BANK

By:	Phillip Koblis

Title:	First Vice President

[Signature Page to Seventh Amendment to Amended and Restated Loan and Security Agreement]

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK
FROM:	LYRIS INC., for itself and on behalf of all Borrowers

     The undersigned authorized officer of LYRIS, INC., for itself and on behalf of all Borrowers, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the "Agreement"), (i) Each Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant	Required		Complies
Monthly financial statements	Monthly within 30 days		Yes	No
10K	Within 90 days of fiscal year end		Yes	No
10Q	Within 45 days of quarter end		Yes	No
Borrowing Base Cert, A/R & A/P Agings	Monthly within 30 days		Yes	No
Compliance Cert.	Monthly within 30 days		Yes	No
A/R Audit	Semi-Annual		Yes	No
IP Report	Quarterly within 45 days		Yes	No
Total amount of Borrowers' cash and	Amount: $________		Yes	No
investments
Total amount of Borrowers' cash and	Amount: $________		Yes	No
investments maintained with Bank

Financial Covenant	Required	Actual	Complies
Minimum 3-Month EBITDA	See attached chart	$___________
			Yes	No
Minimum Equity Event	$2,000,000 by
	2/28/12	$___________	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by: _________________________________________
AUTHORIZED SIGNER
Date: _____________________________________________
SIGNATURE
Verified: _____________________________________________
______
TITLE	AUTHORIZED SIGNER
Date: _____________________________________________

DATE	Compliance Status	Yes	No

Minimum Trailing 3 month EBITDA Requirements

Measuring Period Ending	Minimum Trailing Three (3) month EBITDA
7/31/11	($1,500,000)
8/31/2011	($1,400,000)
9/30/11	($1,350,000)
10/31/11	($750,000)
11/30/11	($350,000)
12/31/11 and thereafter	$50,000